Statements of Changes in Net Assets Available for Benefits (Statement) - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment income:
Net appreciation in fair value of investments	$ 41,641,284	$ 27,747,577
Interest and dividends	1,612,597	2,005,782
Total investment income	43,253,881	29,753,359
Interest on notes receivable from participants	939,833	842,399
Contributions:
Participants’ contributions	20,186,217	20,651,430
Rollovers	1,711,843	1,452,794
Employer’s contributions	16,632,652	19,790,318
Total contributions	38,530,712	41,894,542
DEDUCTIONS FROM ASSETS ATTRIBUTED TO:
Benefits paid to participants	(48,228,941)	(35,503,636)
Administrative expenses	(286,961)	(467,734)
Total deductions	(48,515,902)	(35,971,370)
Net increase in net assets available for benefits	34,208,524	36,518,930
Net assets available for benefits at beginning of year	362,405,924	325,886,994
Net assets available for benefits at end of year	$ 396,614,448	$ 362,405,924